Page 21 of 30 Pages



                                                   EXHIBIT 1



          Pursuant to Rule 13d-1(f)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement to which this Exhibit is attached is filed on behalf of each of them.


                              EXOR GROUP S.A.


                              By:            *
                                 -------------------------
                              Name:  Richard S. Borisoff
                              Title:  Attorney-in-Fact


                              FIMA FINANCE MANAGEMENT INC.


                              By:            *
                                 -------------------------
                              Name:  Richard S. Borisoff
                              Title:  Attorney-in-Fact


                              ISTITUTO FINANZIARIO
                                INDUSTRIALE S.p.A.


                              By:            *
                                 -------------------------
                              Name:  Richard S. Borisoff
                              Title:  Attorney-in-Fact


                              GIOVANNI AGNELLI e C. S.a.a.


                              BY:            *
                                 -------------------------
                              Name:  Richard S. Borisoff
                              Title:  Attorney-in-Fact

                               Page 20 of 30 Pages


                                          *
                              ----------------------------
                              Giovanni Agnelli, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                                          *
                              ----------------------------
                              Umberto Agnelli, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                                          *
                              ----------------------------
                              Carlo Camerana, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                                          *
                              ----------------------------
                              Gianluigi Gabetti, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                              ----------------------------
                              Gabriele Galateri, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                              BY:            *
                                 -------------------------
                              Cesare Romiti, by
                              Richard S. Borisoff,
                              Attorney-in-Fact


                               /S/ Richard S. Borisoff
                              ----------------------------
                              *Richard S. Borisoff
                              Attorney-in-Fact



Dated:  February 6, 1996